Exhibit 99.1   NEWS RELEASE

As previously announced, TDS will hold a teleconference on August 5, 2022, at 9:00 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.
 FOR IMMEDIATE RELEASE
TDS reports second quarter 2022 results
2022 guidance reaffirmed

CHICAGO (August 4, 2022) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,349 million for the second quarter of 2022, versus $1,311 million for the same period one year ago. Net income attributable to TDS common shareholders and related diluted earnings per share were $18 million and $0.15, respectively, for the second quarter of 2022 compared to $20 million and $0.17, respectively, in the same period one year ago.
“The TDS Family of Companies achieved a solid position halfway through the year,” said LeRoy T. Carlson, Jr., TDS President and CEO. “UScellular is vigorously enhancing its network, and TDS Telecom is executing on its strategy to drive residential broadband growth.

“At UScellular, higher ARPU contributed to service revenue growth for the second quarter. We are generating momentum in several of our growth areas, including fixed wireless and our tower portfolio.

"TDS Telecom continues to actively deploy fiber in expansion communities and inside our incumbent markets which, combined with higher revenue per connection, generated strong growth in residential broadband revenue in the quarter.”

2022 Estimated Results

TDS’ current estimates of full-year 2022 results for UScellular and TDS Telecom are shown below. Such estimates represent management’s view as of August 4, 2022 and should not be assumed to be current as of any future date. TDS undertakes no duty to update such estimates, whether as a result of new information, future events, or otherwise. There can be no assurance that final results will not differ materially from estimated results.

2022 Estimated Results

UScellular	Previous	Current
(Dollars in millions)
Service revenues	$3,100-$3,200	Unchanged
Adjusted OIBDA[1]	$750-$900	Unchanged
Adjusted EBITDA[1]	$925-$1,075	Unchanged
Capital expenditures	$700-$800	Unchanged

TDS Telecom	Previous	Current
(Dollars in millions)
Total operating revenues	$1,010-$1,040	Unchanged
Adjusted OIBDA[1]	$260-$290	Unchanged
Adjusted EBITDA[1]	$260-$290	Unchanged
Capital expenditures	$500-$550	Unchanged

The following tables reconcile EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income or Income before income taxes. In providing 2022 estimated results, TDS has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	2022 Estimated Results
	UScellular	TDS Telecom
(Dollars in millions)
Net income (GAAP)	N/A	N/A
Add back:
Income tax expense	N/A	N/A
Income before income taxes (GAAP)	$45-$195	$40-$70
Add back:
Interest expense	160	—
Depreciation, amortization and accretion expense	705	220
EBITDA (Non-GAAP)[1]	$910-$1,060	$260-$290
Add back or deduct:
(Gain) loss on asset disposals, net	15	—
Adjusted EBITDA (Non-GAAP)[1]	$925-$1,075	$260-$290
Deduct:
Equity in earnings of unconsolidated entities	170	—
Interest and dividend income	5	—
Adjusted OIBDA (Non-GAAP)[1]	$750-$900	$260-$290

	Actual Results
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	UScellular	TDS Telecom	UScellular	TDS Telecom
(Dollars in millions)
Net income (GAAP)	$74	$41	$160	$90
Add back:
Income tax expense	50	14	20	24
Income before income taxes (GAAP)	$124	$56	$180	$114
Add back:
Interest expense	73	(4)	175	(5)
Depreciation, amortization and accretion expense	342	106	678	198
EBITDA (Non-GAAP)[1]	$539	$158	$1,033	$308
Add back or deduct:
Loss on impairment of licenses	3	—	—	—
(Gain) loss on asset disposals, net	8	1	23	2
(Gain) loss on sale of business and other exit costs, net	—	—	(2)	—
Adjusted EBITDA (Non-GAAP)[1]	$550	$159	$1,054	$310
Deduct:
Equity in earnings of unconsolidated entities	82	—	179	—
Interest and dividend income	4	—	6	1
Other, net	—	—	—	(1)
Adjusted OIBDA (Non-GAAP)[1]	$464	$158	$869	$310
Numbers may not foot due to rounding.
1EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for June 30, 2022, can be found on TDS' website at investors.tdsinc.com.

Stock Repurchase
During the second quarter of 2022, TDS repurchased 966,124 of its Common Shares for $16 million and UScellular repurchased 294,721 of its Common Shares for $9 million.
Conference Call Information
TDS will hold a conference call on August 5, 2022 at 9:00 a.m. Central Time.
▪Access the live call on the Events & Presentations page of investors.tdsinc.com or at
https://events.q4inc.com/attendee/249925609
▪Access the call by phone at (888) 330-2384, conference ID: 1328528.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.
About TDS
Telephone and Data Systems, Inc. (TDS), a Fortune 1000® company, provides wireless; broadband, video and voice; and hosted and managed services to approximately 6 million connections nationwide through its businesses, UScellular, TDS Telecom, and OneNeck IT Solutions. Founded in 1969 and headquartered in Chicago, TDS employed approximately 8,900 associates as of June 30, 2022.
Visit investors.tdsinc.com for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.
Contacts
Colleen Thompson, Vice President - Corporate Relations
colleen.thompson@tdsinc.com

Julie Mathews, IRC, Director - Investor Relations
julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the ability to obtain access to adequate radio spectrum to meet current or anticipated future needs, including participation in FCC auctions; the ability to attract people of outstanding talent throughout all levels of the organization; TDS' smaller scale relative to larger competitors; changes in demand, consumer preferences and perceptions, price competition, or churn rates; advances in technology; impacts of costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties or wireless spectrum licenses and/or expansion of TDS’ businesses; the ability of the company to successfully construct and manage its networks; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and UScellular indebtedness or comply with the terms of debt covenants; conditions in the U.S. telecommunications industry; the value of assets and investments; the state and federal regulatory environment; pending and future litigation; cyber-attacks or other breaches of network or information technology security; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; the impact, duration and severity of public health emergencies, such as the COVID-19 pandemic. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under “Risk Factors” in the most recent filing of TDS’ Form 10-K, as updated by any TDS Form 10-Q filed subsequent to such Form 10-K.

For more information about TDS and its subsidiaries, visit:
TDS: www.tdsinc.com
UScellular: www.uscellular.com
TDS Telecom: www.tdstelecom.com
OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Retail Connections
Postpaid
Total at end of period	4,296,000	4,335,000	4,380,000	4,391,000	4,399,000
Gross additions	128,000	126,000	165,000	145,000	141,000
Feature phones	4,000	2,000	3,000	2,000	3,000
Smartphones	90,000	89,000	122,000	103,000	98,000
Connected devices	34,000	35,000	40,000	40,000	40,000
Net additions (losses)	(40,000)	(44,000)	(12,000)	(8,000)	(6,000)
Feature phones	(8,000)	(10,000)	(7,000)	(7,000)	(7,000)
Smartphones	(23,000)	(26,000)	5,000	2,000	6,000
Connected devices	(9,000)	(8,000)	(10,000)	(3,000)	(5,000)
ARPU[1,2]	$50.07	$49.71	$48.62	$48.12	$47.74
ARPA[1,3]	$130.43	$129.93	$127.14	$125.99	$125.25
Churn rate[4]	1.30%	1.30%	1.35%	1.15%	1.11%
Handsets	1.10%	1.10%	1.10%	0.95%	0.88%
Connected devices	2.73%	2.70%	3.08%	2.59%	2.69%
Prepaid
Total at end of period	490,000	495,000	513,000	518,000	507,000
Gross additions	56,000	55,000	63,000	74,000	65,000
Net additions (losses)	(4,000)	(18,000)	(5,000)	11,000	10,000
ARPU[2]	$35.25	$34.59	$34.53	$35.05	$35.64
Churn rate[4]	4.07%	4.84%	4.39%	4.09%	3.66%
Market penetration at end of period
Consolidated operating population	32,370,000	32,370,000	32,127,000	31,865,000	31,493,000
Consolidated operating penetration[5]	15%	15%	15%	16%	16%
Capital expenditures (millions)	$268	$137	$321	$185	$148
Total cell sites in service	6,916	6,899	6,898	6,857	6,819
Owned towers	4,323	4,310	4,301	4,274	4,278

1Q3 2021 Postpaid ARPU and ARPA amounts exclude $9 million of postpaid revenue related to an out-of-period error recorded in that quarter.
2Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period. These revenue bases and connection populations are shown below:
•Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
•Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
3Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
4Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
5Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total estimated population of consolidated operating markets.

TDS Telecom
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Residential connections
Broadband
Wireline, Incumbent	252,700	250,100	250,200	252,100	249,200
Wireline, Expansion	44,100	40,600	36,900	32,600	28,300
Cable	204,000	204,600	203,200	202,700	201,200
Total Broadband	500,800	495,200	490,300	487,400	478,700
Video	137,400	140,000	141,500	143,100	143,200
Voice	298,300	301,700	303,700	306,300	308,100
Total Residential connections	936,500	936,900	935,600	936,800	930,100
Commercial connections	250,700	260,000	264,300	269,000	274,400
Total connections	1,187,200	1,196,900	1,199,900	1,205,700	1,204,500

Residential revenue per connection[1]	$59.67	$57.95	$57.86	$57.75	$57.66

Capital expenditures (millions)	$120	$105	$151	$91	$99
Numbers may not foot due to rounding.
1Total residential revenue per connection is calculated by dividing total residential revenue by the average number of residential connections and by the number of months in the period.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	2022 vs. 2021	2022	2021	2022 vs. 2021
(Dollars and shares in millions, except per share amounts)
Operating revenues
UScellular	$1,027	$1,014	1%	$2,037	$2,037	–
TDS Telecom	256	252	2%	507	501	1%
All Other[2]	66	45	47%	120	91	32%
	1,349	1,311	3%	2,664	2,629	1%
Operating expenses
UScellular
Expenses excluding depreciation, amortization and accretion	806	796	1%	1,573	1,561	1%
Depreciation, amortization and accretion	172	180	(4)%	342	350	(2)%
Loss on impairment of licenses	3	—	N/M	3	—	N/M
(Gain) loss on asset disposals, net	6	2	N/M	8	7	7%
(Gain) loss on sale of business and other exit costs, net	—	—	N/M	—	(1)	52%
	987	978	1%	1,926	1,917	–
TDS Telecom
Expenses excluding depreciation, amortization and accretion	180	174	4%	349	342	2%
Depreciation, amortization and accretion	52	49	6%	106	98	8%
(Gain) loss on asset disposals, net	1	1	8%	1	1	6%
	233	224	4%	456	441	3%
All Other[1]
Expenses excluding depreciation and amortization	61	46	35%	116	94	25%
Depreciation and amortization	5	5	(24)%	8	9	(20)%
	66	51	29%	124	103	21%
Total operating expenses	1,286	1,253	3%	2,506	2,461	2%
Operating income (loss)
UScellular	40	36	10%	111	120	(8)%
TDS Telecom	23	28	(18)%	51	60	(14)%
All Other[2]	—	(6)	N/M	(4)	(12)	65%
	63	58	8%	158	168	(6)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	38	48	(21)%	83	90	(8)%
Interest and dividend income	5	3	77%	7	6	7%
Interest expense	(40)	(86)	53%	(72)	(138)	48%
Other, net	—	—	N/M	—	(1)	N/M
Total investment and other income (expense)	3	(35)	N/M	18	(43)	N/M
Income before income taxes	66	23	N/M	176	125	41%
Income tax expense (benefit)	27	(11)	N/M	65	20	N/M
Net income	39	34	15%	111	105	6%
Less: Net income attributable to noncontrolling interests, net of tax	4	7	(35)%	15	19	(20)%
Net income attributable to TDS shareholders	35	27	28%	96	86	11%
TDS Preferred Share dividends	17	7	N/M	35	9	N/M
Net income attributable to TDS common shareholders	$18	$20	(13)%	$61	$77	(20)%

Basic weighted average shares outstanding	115	115	–	115	115	–
Basic earnings per share attributable to TDS common shareholders	$0.15	$0.18	(13)%	$0.53	$0.67	(21)%

Diluted weighted average shares outstanding	116	116	–	116	116	–
Diluted earnings per share attributable to TDS common shareholders	$0.15	$0.17	(12)%	$0.52	$0.65	(20)%
N/M - Percentage change not meaningful.
Numbers may not foot due to rounding.
1Consists of TDS corporate, intercompany eliminations and all other business operations not included in the UScellular and TDS Telecom segments.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2022	2021
(Dollars in millions)
Cash flows from operating activities
Net income	$111	$105
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	456	457
Bad debts expense	54	22
Stock-based compensation expense	23	24
Deferred income taxes, net	52	40
Equity in earnings of unconsolidated entities	(83)	(90)
Distributions from unconsolidated entities	80	80
Loss on impairment of licenses	3	—
(Gain) loss on asset disposals, net	9	8
(Gain) loss on sale of business and other exit costs, net	—	(1)
Other operating activities	3	37
Changes in assets and liabilities from operations
Accounts receivable	(25)	37
Equipment installment plans receivable	(25)	(32)
Inventory	(35)	(35)
Accounts payable	(6)	(106)
Customer deposits and deferred revenues	7	6
Accrued taxes	131	(25)
Accrued interest	1	(3)
Other assets and liabilities	(22)	(43)
Net cash provided by operating activities	734	481

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(526)	(457)
Cash paid for intangible assets	(585)	(1,264)
Cash received from investments	—	3
Cash received from divestitures and exchanges	1	1
Advance payments for license acquisitions	(1)	—
Other investing activities	(11)	2
Net cash used in investing activities	(1,122)	(1,715)

Cash flows from financing activities
Issuance of long-term debt	776	1,192
Repayment of long-term debt	(228)	(1,301)
Issuance of short-term debt	60	—
Issuance of TDS Preferred Shares	—	420
TDS Common Shares reissued for benefit plans, net of tax payments	(4)	(5)
UScellular Common Shares reissued for benefit plans, net of tax payments	(5)	(13)
Repurchase of TDS Common Shares	(20)	(3)
Repurchase of UScellular Common Shares	(18)	(2)
Dividends paid to TDS shareholders	(76)	(49)
Payment of debt and equity issuance costs	(2)	(30)
Distributions to noncontrolling interests	(2)	(2)
Other financing activities	(2)	(6)
Net cash provided by financing activities	479	201

Net increase (decrease) in cash, cash equivalents and restricted cash	91	(1,033)

Cash, cash equivalents and restricted cash
Beginning of period	414	1,452
End of period	$505	$419

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	June 30, 2022	December 31, 2021
(Dollars in millions)
Current assets
Cash and cash equivalents	$466	$367
Accounts receivable, net	1,154	1,151
Inventory, net	213	178
Prepaid expenses	106	103
Income taxes receivable	58	184
Other current assets	54	61
Total current assets	2,051	2,044

Assets held for sale	17	18

Licenses	4,686	4,097

Goodwill	547	547

Other intangible assets, net	208	197

Investments in unconsolidated entities	483	479

Property, plant and equipment, net	4,553	4,361

Operating lease right-of-use assets	1,022	1,040

Other assets and deferred charges	675	710

Total assets	$14,242	$13,493

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	June 30, 2022	December 31, 2021
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$11	$6
Accounts payable	443	481
Customer deposits and deferred revenues	243	236
Accrued interest	11	10
Accrued taxes	42	45
Accrued compensation	98	137
Short-term operating lease liabilities	146	141
Other current liabilities	240	124
Total current liabilities	1,234	1,180

Deferred liabilities and credits
Deferred income tax liability, net	971	921
Long-term operating lease liabilities	940	960
Other deferred liabilities and credits	879	759

Long-term debt, net	3,463	2,928

Noncontrolling interests with redemption features	12	11

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $0.01 per share	1	1
Capital in excess of par value	2,511	2,496
Preferred Shares, par value $0.01 per share	1,074	1,074
Treasury shares, at cost	(463)	(461)
Accumulated other comprehensive income	6	5
Retained earnings	2,810	2,812
Total TDS shareholders' equity	5,939	5,927

Noncontrolling interests	804	807

Total equity	6,743	6,734

Total liabilities and equity	$14,242	$13,493

Balance Sheet Highlights
(Unaudited)

	June 30, 2022
		TDS	TDS Corporate	Intercompany	TDS
	UScellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$320	$130	$149	$(133)	$466

Licenses, goodwill and other intangible assets	$4,677	$758	$6	$—	$5,441
Investment in unconsolidated entities	441	4	46	(8)	483
	$5,118	$762	$52	$(8)	$5,924

Property, plant and equipment, net	$2,671	$1,797	$85	$—	$4,553

Long-term debt, net:
Current portion	$8	$—	$3	$—	$11
Non-current portion	3,118	3	342	—	3,463
	$3,126	$3	$345	$—	$3,474

TDS Telecom Highlights
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	2022 vs. 2021	2022	2021	2022 vs. 2021
(Dollars in millions)
Operating revenues
Residential
Wireline, Incumbent	$88	$86	2%	$173	$171	1%
Wireline, Expansion	12	8	48%	22	15	51%
Cable	68	66	3%	135	131	3%
Total residential	168	160	5%	330	317	4%
Commercial	44	46	(6)%	87	93	(6)%
Wholesale	45	45	(1)%	89	91	(2)%
Total service revenues	256	251	2%	507	500	1%
Equipment revenues	—	—	(34)%	1	1	(6)%
Total operating revenues	256	252	2%	507	501	1%

Cost of services	103	101	2%	199	199	–
Cost of equipment and products	—	—	(9)%	—	—	11%
Selling, general and administrative expenses	77	73	6%	150	143	4%
Depreciation, amortization and accretion	52	49	6%	106	98	8%
(Gain) loss on asset disposals, net	1	1	8%	1	1	6%
Total operating expenses	233	224	4%	456	441	3%

Operating income	$23	$28	(18)%	$51	$60	(14)%
Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited)
Free Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
(Dollars in millions)
Cash flows from operating activities (GAAP)	$352	$315	$734	$481
Less: Cash paid for additions to property, plant and equipment	256	236	526	457
Free cash flow (Non-GAAP)[1]	$96	$79	$208	$24
1Free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.